UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

ALCO, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-51105	11-3644700
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25th Floor, Fortis Bank Tower
No. 77-79 Gloucester Road, Wanchai
Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 852-2521-0373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 28, 2014, Andrew Liu & Co Ltd (“ALC”), a wholly subsidiary of ALCO, Inc. (the “Company”), entered into an agreement with a party (“Seller”), which is not affiliated with ALC, the Company, or its advisor or affiliates.  Pursuant to the terms of the agreement of purchase and sale (the “Purchase Agreement”), the Company, through ALC, agreed to purchase a condominium unit consisting of 1204 square feet located in 52 East End Avenue, New York, United States (“the Property”) for a gross purchase price of US$1.665 million, exclusive of closing costs. Pursuant to the terms of the Purchase Agreement, subject to certain conditions, the closing for the acquisition of the Property is scheduled to occur on or about July 22, 2014.  Upon the execution of the Purchase Agreement ALC paid a US$166,500 deposit, which is non-refundable to the Seller, and the balance of US$1,498,500 will be due upon the closing of the acquisition.  The Property was constructed in 1987 and will be 100% used by the Company as Director’s accommodation in United States.  In addition, the Company, through ALC, intends to hold the Property for long-term investment purpose.  A copy of the Purchase Agreement is filed as an exhibit to this Form 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth under Item 1.01 of this current report on Form 8-K in reference to the Property is hereby incorporated by reference into this Item 2.01.

The Company, through its wholly-owned subsidiary ALC, entered into the Purchase Agreement for the acquisition of the Property from the Seller on May 28, 2014.  The closing under the Purchase Agreement is scheduled to occur on or about July 22, 2014.  The purchase of the Property is being funded by the internal fund of the Company.  In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price, the Company considered a variety of factors, including the local property market condition, potential future capital gain, location, visibility and access, and physical condition of the Property.  There is a plan for renovation of the Property but the details have not been determined yet.  The Company believes the Property is adequately insured.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Except the gross purchase price mentioned in Item 1.01 of this Current Report on Form 8-K, there is no financial obligation or obligation under an off-balance sheet arrangement of the Company is created.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

The exhibits listed below are filed as part of this Current Report on Form 8-K:

10.7

Agreement of purchase and sale dated May 28, 2014 for the Property between Andrew Liu & Co Ltd and the Seller.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO, INC.

/s/ Andrew Liu

__________________________

Andrew Liu

Chief Executive Officer

Date: May 29, 2014